SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                         March 30, 2004 (March 30, 2004)


                                   Gexa Corp.
               (Exact Name of Registrant as Specified in Charter)


          Texas                        0-16179                   76-0670175
-----------------------------      ---------------          --------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
       of Incorporation)             File Number)            Identification No.)


                                24 Greenway Plaza
                                   Suite 1826
                              Houston, Texas 77046
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 961-9399
              (Registrant's telephone number, including area code)


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Item 5. Other Events and Required FD Disclosure.

On March 30, 2004 the Company issued a press release announcing that it has filed a notice with the Securities and Exchange Commission on Form 12b-25 to extend the period in which it intends to file its Annual Report on Form 10-K. A copy of the Company's press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Exhibit.

          99.1 Press Release dated March 30, 2004

                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      GEXA Corp.

Date: March 30, 2004                                  By: /s/ Neil M. Leibman
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                                                         Neil M. Leibman
                                                         Chief Executive Officer